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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): DECEMBER 1, 2004
                                                 -------------------------------

                         RTI INTERNATIONAL METALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      OHIO
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                 (State or Other Jurisdiction of Incorporation)

       001-14437                                          52-2115953
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(Commission File Number)                       (IRS Employer Identification No.)

          1000 WARREN AVENUE
             NILES, OHIO                                        44446
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (330) 544-7700
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS.

         RMI Titanium Company, a subsidiary of RTI International Metals, Inc. ("RTI"), reached an agreement with the United Steelworkers of America at its Niles, Ohio plant. The 62-month labor agreement includes annual wage increases of 30 cents per hour beginning in the year 2007, and 35 cents per hour for each of the years 2008 and 2009, in exchange for work rule and other contractual changes that the registrant's management believes improve the competitiveness of the Niles plant. The union voted to ratify the agreement on December 1, 2004.

         RTI's press release announcing the ratification is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is being filed pursuant to Item 601 of Regulation S-K and General Instruction B.2 to the Form:

Exhibit No.        Description
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99.1               RTI press release issued December 1, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      RTI International Metals, Inc.

Date:  December 8, 2004               By:  /s/ Lawrence W. Jacobs
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                                      Lawrence W. Jacobs,
                                      Vice President and Chief Financial Officer